Exhibit 99.1

Worksport Announces $2.8 Million Grant from New York State; Plans Significant Growth & Innovation

West Seneca, New York, May 8, 2024 - Worksport Ltd. (NASDAQ: WKSP), a leading U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, today announced being awarded a major grant worth up to $2.8MM from the State of New York through the Excelsior Jobs Program for job creation and wage support. This grant, following a strategic low-cost power award from New York Power Authority (NYPA) in April 2024, signifies additional state-level investment in Worksport's rapidly expanding operations.

Cannot view this video? Visit:
https://youtu.be/MKlj9aA49wI?feature=shared

With growth exceeding NY State's forecasts, Worksport expects to create up to or over 280 new jobs from 2025 to 2030 and if achieved will receive cash benefits for the creation of these jobs, amounting to $2.8MM received over the next 10 years. As a market pioneer with multiple patented technologies, Worksport believes it is strategically positioned to penetrate multiple billion-dollar markets, amplify its market presence, and enhance investor appeal.

Steven Rossi, CEO of Worksport, stated, "Our gratitude extends to New York State for its robust support of our vision to redefine the future of employment and innovation in Western New York. Over the next five years, we anticipate significant milestones in our growth trajectory, underscored by the expansion of our American-made Hard Tonneau Cover line. We are also advancing our clean energy portfolio, introducing groundbreaking products like our first-to-market solar tonneau cover, a modular portable energy storage system, and a high-performance extreme-climate heat pump. These initiatives are forecasted to propel our market share and enhance shareholder value, as we capitalize on New York's conducive business environment."

  NY Governor Kathy Hochul said, "Worksport started with just a handful of people and a great idea; just a few years later it will take hundreds of workers to keep up with the growing demand for its products. We are proud that Worksport is choosing to invest in New York State, fostering innovation and green technology, and taking excellent advantage of our high-quality manufacturing workforce."
  State Senator Patrick M. Gallivan said, "The company's commitment to our region combined with New York's financial support will benefit residents and the local economy. I congratulate everyone involved in this exciting announcement."

As the Company recently signaled the stock as undervalued in its view, this significant news from the State of New York only bolsters its optimism. At full operational capacity, it is estimated that Worksport's Western New York facility could generate over $300 million annually from sales and production of its solar tonneau covers alone. Given the robust demand in the U.S. market, where over 21,000 tonneau covers are sold daily, Worksport foresees extraordinary growth potential. Moreover, the Company anticipates that the State of New York, and Western New York in particular, will continue to provide exceptional support, enabling new expansion of manufacturing capabilities as demand increases. This strategic positioning underscores the Company's bullish outlook.

Further quotes from the organizations involved in Worksport's Success:

  Empire State Development Commissioner President & CEO Hope Knight said, "Western New York is a natural front door for international companies, like Worksport, looking to increase their business in the U.S. by having a strategically located production facility. Governor Hochul's dedication to attracting small businesses by supporting forward-thinking companies will continue to strengthen the economy, foster innovation, and green technology."
  NYPA chairman and Western New York resident John R. Koelmel said, "Low-cost power from the Power Authority's Niagara Power Project is one of Western New York's greatest drivers of economic growth. Worksport's expansion in West Seneca will stimulate the region's economy and create the jobs of the future for New York's talented workforce."

Subscribe To Our Investor Newsletter: Link to Newsletter

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), Hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport's hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy's website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company's social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the "Accounts"), the links of which are links to external third party websites, as well as sign up for the Company's newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (previously Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

For additional information, please contact:

Steven Obadiah, Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128
W: investors.worksport.comW: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain "forward‐looking statements." Forward‐looking statements reflect the current view about future events. When used in this press release, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," "project," "should," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward‐looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.